Exhibit 10.13

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (“Amendment”) is made and entered into as of the 22nd day of March, 2025 (“Effective Date”), by and between NE IND OWNER-1 LLC, a Delaware limited liability company (“Landlord”), and NOCOPI TECHNOLOGIES, INC., a Maryland corporation (“Tenant”).

BACKGROUND:

WHEREAS, Landlord, as successor in interest to GMBC-4, LP, a Pennsylvania limited partnership, and Tenant are parties to that certain Lease Agreement dated December 12, 2013 (the “Original Lease”), as amended by the First Amendment to Lease Agreement dated March 3, 2024 (the “Amendment” and, together with the Original Lease, the “Lease”), with respect to approximately 6,126 rentable square feet (“Premises”) within Suite 104 of the building located at 480 Shoemaker Road (the “Building”) in the Gulph Mills Business Center in the Township of Upper Merion, Montgomery County, Pennsylvania (the “Property”).

WHEREAS, the term of the Lease is set to expire on May 31, 2025, and the parties have agreed to extend the term of the Lease, as more specifically set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties intending to be legally bound hereby agree as follows:

1. Recitals; Defined Terms. The above recitals are true and correct and are incorporated herein as if set forth in full. All defined terms in this Amendment shall have the same meaning as in the Lease, except if otherwise noted herein. Except as specifically amended herein, the Lease shall continue in full force and effect in accordance with its stated terms and conditions, provided, however, that the Lease from and after the date of this Amendment shall mean the Lease as amended by this Amendment.

2. Term. The parties hereby agree that the Term is hereby extended for thirty-one (31) months commencing on June 1, 2025, and expiring on December 31, 2027 (the “Second Extended Term”). Tenant shall have no further options to extend the Term of the Lease.

3.	Base Rent. The Base Rent for the Second Extended Term is as follows:

	Annual Base Rent	Monthly Base Rent
June 1, 2025 – June 30, 2025	$85,764.00	$0.00 (rent abated)
July 1, 2025 – December 31, 2025	$85,764.00	$7,147.00
January 1, 2026 – December 31, 2026	$88,765.74	$7,397.14
January 1, 2027 – December 31, 2027	$91,872.54	$7,656.04

4. Events of Default. There are no defaults or events that with the passage of time or notice would constitute a default by Landlord under the Lease. Landlord is in full compliance with all of the terms, conditions and covenants of the Lease. Tenant has no actual knowledge of any claims by it or others against Landlord relating to the Property or the Premises.

5. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original without the production of any other counterpart. Any signature hereto delivered by Landlord or Tenant by electronic transmission (e.g., DocuSign), legible facsimile transmission or pdf by email shall be deemed to be an original signature hereto, but the failure to deliver a manually executed counterpart shall not affect the delivery, enforceability or binding effect of this Amendment.

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6. Ratification; Other Provisions. Except as expressly modified herein, the parties ratify and confirm the provisions of the Lease. In the event of any conflict between the terms and conditions set forth in this Amendment and those set forth in the Lease, the terms and conditions of this Amendment shall control. Specifically, and without limiting the ratification of other provisions, Section 19 of the Original Lease entitled “Confession of Judgment for Possession of Real Property” is hereby ratified and restated in its entirety:

Confession of Judgment for Possession of Real Property.

LESSEE COVENANTS AND AGREES THAT IF THIS LEASE SHALL BE TERMINATED (EITHER BECAUSE OF CONDITION BROKEN DURING THE TERM OF THIS LEASE OR ANY RENEWAL OR EXTENSION THEREOF AND/OR WHEN THE TERM HEREBY CREATED OR ANY EXTENSION THEREOF SHALL HAVE EXPIRED) THEN, AND IN THAT EVENT, LESSOR MAY CAUSE A JUDGMENT IN EJECTMENT TO BE ENTERED AGAINST LESSEE FOR POSSESSION OF THE DEMISED PREMISES, AND FOR THAT PURPOSE LESSEE HEREBY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY, CLERK OF COURT OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR LESSEE AND CONFESS JUDGMENT AGAINST LESSEE IN EJECTMENT FOR POSSESSION OF THE HEREIN DEMISED PREMISES, AND AGREES THAT LESSOR MAY COMMENCE AN ACTION PURSUANT TO PENNSYLVANIA RULES OF CIVIL PROCEDURE NO. 2970 ET. SEQ. FOR THE ENTRY OF AN ORDER IN EJECTMENT FOR THE POSSESSION OF REAL PROPERTY, AND LESSEE FURTHER AGREES THAT A WRIT OF POSSESSION PURSUANT THERETO MAY ISSUE FORTHWITH, FOR WHICH AUTHORIZATION TO CONFESS JUDGMENT AND FOR THE ISSUANCE OF A WRIT OR WRITS OF POSSESSION PURSUANT THERETO, THIS LEASE, OR A TRUE AND CORRECT COPY THEREOF, SHALL BE SUFFICIENT WARRANT. LESSEE FURTHER COVENANTS AND AGREES, THAT IF FOR ANY REASON WHATSOEVER, AFTER SAID ACTION SHALL HAVE COMMENCED THE ACTION SHALL BE TERMINATED AND THE POSSESSION OF THE DEMISED PREMISES SHALL REMAIN IN OR BE RESTORED TO LESSEE, LESSOR SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS LEASE AS ABOVE SET FORTH TO COMMENCE SUCCESSIVE ACTIONS FOR POSSESSION OF THE PREMISES LEASED HEREUNDER.

7.	Miscellaneous.

(a) This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

(b) If either Landlord or Tenant is a corporation, limited liability company, partnership or other entity, each individual executing this Amendment on behalf of said organization represents and warrants that he or she is duly authorized to execute and deliver this Amendment on behalf of said organization in accordance with a duly adopted resolution or other applicable authorization of said organization, and that this Amendment is binding upon said organization in accordance with its terms.

(c) This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of law principles.

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[SIGNATURE PAGE TO FIRST AMENDMENT TO LEASE]

The parties have duly executed and agreed to be bound by this Amendment by the signatures below.

LANDLORD:	TENANT:
NE IND OWNER-1 LLC,	NOCOPI TECHNOLOGIES, INC.,
a Delaware limited liability company	a Maryland corporation

By: /s/ Bob Murphy	By: /s/ Matthew C. Winger
Name: Bob Murphy	Name: Matthew C. Winger
Title: Authorized Member	Title: Chairman
Date: 3/22/2025	Date: 3/22/2025

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